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                                                                 EXHIBIT 10.45.1

                             FIRST AMENDMENT TO THE
                           WESTERN DIGITAL CORPORATION
                 1999 EMPLOYEE SEVERANCE PLAN FOR U.S. EMPLOYEES

        This First Amendment (the "Amendment") to the Western Digital Corporation 1999 Employee Severance Plan For U.S. Employees (the "Plan") is made this 6th day of April, 2001 by Western Digital Corporation (the "Company"), the sponsoring employer of the Plan.

        WHEREAS, the terms of the Plan are set forth in a document, effective as of December 1, 1999; and

        WHEREAS, Section 6 of the Plan authorizes the Company to amend the Plan by written instrument signed by the Chief Executive Officer or the Vice President of Human Resources; and

        WHEREAS, contemporaneous with the execution hereof, the Company, Western Digital Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Holdings") and WD Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("Merger Sub"), are entering into an Agreement and Plan of Merger to Form Holding Company, dated April 6, 2001 (the "Merger Agreement"), pursuant to which (i) Merger Sub will be merged into the Company, (ii) all of the Company's outstanding capital stock will be converted on a share for share basis into capital stock of Holdings, (iii) the stockholders of the Company will become stockholders of Holdings, and (iv) the Company will become a wholly-owned subsidiary of Holdings (the "Merger"); and

        WHEREAS, by virtue of the Merger, all of the Company's outstanding capital stock will be converted, on a share for share basis, into capital stock of Holdings, and as a result, each stockholder of the Company will become the owner of an identical number of shares of capital stock of Holdings; and

        WHEREAS, in connection with the Merger, Holdings will change its name to "Western Digital Corporation" and the Company will change its name to "Western Digital Technologies, Inc."

        NOW, THEREFORE, the Plan is amended as follows:

        1. The name of the Plan is hereby changed to the "Western Digital Technologies, Inc. 1999 Employee Severance Plan for U.S. Employees."

        2. Section 1 of the Plan is hereby amended by deleting "Western Digital Corporation" and inserting in lieu thereof "Western Digital Technologies, Inc."



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        3. Section 2 of the Plan is hereby amended by deleting "Western Digital
Corporation" and inserting in lieu thereof "Western Digital Technologies, Inc."

        4. Subsection 3.1(a)(ii) of the Plan is hereby amended by deleting "Western Digital Corporation" and inserting in lieu thereof "Western Digital Technologies, Inc."

        5. Section 3.5 of the Plan is hereby amended by deleting "Western Digital Corporation" and inserting in lieu thereof "Western Digital Technologies, Inc."

        6. Section 5.7 of the Plan is hereby amended in its entirety as follows:

                        The Plan sponsor, Plan administrator, and agent for the
                service of legal process is:

                      Plan Sponsor and Administrator:
                      Western Digital Technologies, Inc.
                      20511 Lake Forest Drive
                      Lake Forest, CA 92630

                      Agent for Service of Process:
                      Vice President of Human Resources
                      Western Digital Technologies, Inc.
                      20511 Lake Forest Drive
                      Lake Forest, CA 92630

        7. This Amendment shall be effective as of the consummation of the Merger.

        8. Except as expressly provided herein above, the provisions of the Plan shall continue in full force and effect as set forth herein.

        IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer on this 6th day of April, 2001.

                                            WESTERN DIGITAL CORPORATION

                                            By:  /s/ MICHAEL CORNELIUS
                                            Name: Michael Cornelius
                                            Title:



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